UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

GX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 38914	83- 1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 25th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	GXGXU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	GXGX	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	GXGXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 14, 2021, GX Acquisition Corp. (“GX” or the “Company”) held a special meeting (the “Special Meeting”) of the stockholders of the Company virtually via live webcast at https://www.cstproxy.com/gxacquisitioncorp/sm2021, at which holders of 15,797,494 shares of common stock were present in person or by proxy, representing 79.916% of the voting power of the shares of the Company’s common stock as of June 1, 2021, the record date for the Special Meeting (stockholders of record as of the close of business on the record date are referred to herein as “Stockholders”). Each of the proposals listed below is described in more detail in the Company’s definitive proxy statement/prospectus filed with the United States Securities and Exchange Commission on June 25, 2021 (the “Proxy Statement”) beginning on page 114, which is incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

Proposal No. 1: The Stockholders approved and adopted the Merger Agreement and Plan of Reorganization, dated as of January 8, 2021 (as may be amended from time to time, the “Merger Agreement”), by and among GX, Alpha First Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GX, Alpha Second Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of GX, and Celularity Operations Inc. (formerly known as Celularity Inc.), a Delaware corporation (“Celularity”), and the transactions contemplated thereby, which will ultimately result in Celularity becoming a wholly-owned direct subsidiary of GX. We refer to the transactions contemplated by the Merger Agreement collectively as the “Business Combination.” The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,241,615	1,503,835	52,044	N/A

Proposal No. 2–5: The Stockholders approved four separate proposals for amendments to GX’s Amended and Restated Certificate of Incorporation, which are reflected in the proposed Second Amended and Restated Certificate of Incorporation of GX (the “Proposed Charter”) (which, if approved, would take effect upon consummation of the Business Combination) the full text of which is attached to the Proxy Statement as Annex B:

Proposal No. 2: The Stockholders approved a proposal to (i) increase the authorized shares of our common stock to 730,000,000 shares and (ii) increase the authorized shares of our preferred stock to 10,000,000 shares. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,170,201	1,537,482	89,811	N/A

Proposal No. 3: The Stockholders approved a proposal to require an affirmative vote of 66 2/3% of the outstanding shares of our common stock for stockholders to (i) alter, amend, or repeal the proposed Amended and Restated Bylaws of GX in the form attached to the Proxy Statement as Annex C and (ii) remove a director for cause. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
13,025,201	2,686,532	85,761	N/A

Proposal No. 4: The Stockholders approved a proposal to require an affirmative vote of 66 2/3% of the outstanding shares of our common stock to alter, amend, or repeal Articles V, VI and VII of the Proposed Charter. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
13,025,201	2,686,332	85,961	N/A

Proposal No. 5: The Stockholders approved and adopted the Proposed Charter that includes the approval of Proposal 2, Proposal 3 and Proposal 4 and provides for certain additional changes, including (i) changing GX’s name from “GX Acquisition Corp.” to “Celularity Inc.” and (ii) eliminating certain provisions related to the Business Combination that will no longer be relevant following the closing, which our board of directors (the “Board”) believes are necessary to adequately address the needs of GX immediately following the consummation of the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,178,264	1,533,574	85,656	N/A

Proposal No. 6: The Stockholders approved the election of the nine directors named in the Proxy Statement to serve, effective upon the closing of the Business Combination, staggered terms on the Board until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified.

The voting results with respect to the election of Robert J. Hariri, M.D., Ph.D. were as follows:

For	Against	Abstain	Broker Non-Votes
15,792,342	0	5,152	N/A

The voting results with respect to the election of Peter Diamandis, M.D. were as follows:

For	Against	Abstain	Broker Non-Votes
15,792,342	0	5,152	N/A

The voting results with respect to the election of Lim Kok Thay were as follows:

For	Against	Abstain	Broker Non-Votes
14,275,048	0	1,522,446	N/A

The voting results with respect to the election of John Sculley were as follows:

For	Against	Abstain	Broker Non-Votes
15,792,107	0	5,387	N/A

The voting results with respect to the election of Robin L. Smith, M.D. were as follows:

For	Against	Abstain	Broker Non-Votes
15,792,342	0	5,152	N/A

The voting results with respect to the election of Andrew C. von Eschenbach, M.D. were as follows:

For	Against	Abstain	Broker Non-Votes
15,792,342	0	5,152	N/A

The voting results with respect to the election of Jay R. Bloom were as follows:

For	Against	Abstain	Broker Non-Votes
14,289,302	0	1,508,192	N/A

The voting results with respect to the election of Dean C. Kehler were as follows:

For	Against	Abstain	Broker Non-Votes
14,274,773	0	1,522,721	N/A

The voting results with respect to the election of Marc Mazur were as follows:

For	Against	Abstain	Broker Non-Votes
14,289,262	0	1,508,232	N/A

Proposal No. 7: The Stockholders approved and adopted the equity incentive award plan established to be effective after the closing of the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,193,973	1,524,540	78,981	N/A

Proposal No. 8: The Stockholders approved and adopted the employee stock purchase plan established to be effective after the closing of the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,209,397	1,509,106	78,991	N/A

Proposal No. 9: The Stockholders approved, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market, the issuance of shares of GX Class A common stock to the Celularity stockholders in the Business Combination pursuant to the Merger Agreement and to the investors in the private offering of securities being undertaken in connection with the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,219,568	1,503,835	74,091	N/A

Proposal No. 10: The Stockholders approved the adjournment of this meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,215,318	1,504,185	77,991	N/A

Stockholders holding 9,174,705 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”) at a redemption price of approximately $10.20 per share. As a result, approximately $93.6 million in cash will be removed from the Trust Account to pay such holders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GX ACQUISITION CORP.

	By:	/s/ Jay R. Bloom
		Name:	Jay R. Bloom
		Title:	Co-Chief Executive Officer

Dated: July 14, 2021

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